Amendment to Master Custody Agreement


The Bank of New York and each of the Investment Companies listed on Exhibit A, for itself and on behalf of its specified series, hereby amend the Master Custody Agreement dated as of February 16, 1996, by replacing Exhibit A with the attached.




Dated as of:      October 15, 1997



                                    INVESTMENT COMPANIES


                                    By:  /s/ Deborah r. Gatzek
                                          Deborah R. Gatzek
                                    Title:      Vice President & Secretary



                                    THE BANK OF NEW YORK


                                    By: /s/ Stephen E. Grunston
                                    Title:  Vice President




                                            THE BANK OF NEW YORK
                                          MASTER CUSTODY AGREEMENT

                                                 EXHIBIT A

The  following is a list of the  Investment  Companies and their  respective  Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY                   ORGANIZATION            SERIES ---(IF APPLICABLE)
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Adjustable Rate Securities           Delaware Business Trust U.S. Government Adjustable Rate Mortgage
Portfolios                                                   Portfolio
                                                             Adjustable Rate Securities Portfolio
Franklin Asset Allocation Fund       Delaware Business Trust

Franklin California Tax-Free Income  Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust   Massachusetts Business  Franklin California Insured Tax-Free Income
                                     Trust                   Fund
                                                             Franklin California Tax-Exempt Money Fund
                                                             Franklin California Intermediate-Term Tax-Free
                                                              Income Fund

Franklin Custodian Funds, Inc.       Maryland Corporation    Growth Series
                                                             Utilities Series
                                                             Dynatech Series
                                                             Income Series
                                                             U.S. Government Securities Series

Franklin Equity Fund                 California Corporation

Franklin Federal Money Fund          California Corporation

Franklin Federal Tax- Free Income    California Corporation
Fund
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INVESTMENT COMPANY                        ORGANIZATION       SERIES ---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------

Franklin Gold Fund                   California Corporation

Franklin Government Securities Trust Massachusetts Business
                                     Trust

Franklin High Income Trust           Delaware Business Trust AGE High Income Fund

Franklin Investors Securities Trust  Massachusetts Business  Franklin Global Government Income Fund
                                     Trust                   Franklin Short-Intermediate U.S. Gov't
                                                             Securities Fund
                                                             Franklin Convertible Securities Fund
                                                             Franklin Adjustable U.S. Government Securities
                                                             Fund
                                                             Franklin Equity Income Fund
                                                             Franklin Adjustable Rate Securities Fund

Franklin Managed Trust               Massachusetts Business  Franklin Corporate Qualified Dividend Fund
                                     Trust                   Franklin Rising Dividends Fund
                                                             Franklin Investment Grade Income Fund
                                                             Franklin Institutional Rising Dividends Fund

Franklin Money Fund                  California Corporation

Franklin Municipal Securities Trust  Delaware Business Trust Franklin Hawaii Municipal Bond Fund
                                                             Franklin California High Yield Municipal Fund
                                                             Franklin Washington Municipal Bond Fund
                                                             Franklin Tennessee Municipal Bond Fund
                                                             Franklin Arkansas Municipal Bond Fund

Franklin New York Tax-Free Income    Delaware Business Trust
Fund

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INVESTMENT COMPANY                   ORGANIZATION            SERIES ---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------

Franklin New York Tax-Free Trust     Massachusetts Business  Franklin New York Tax-Exempt Money Fund
                                     Trust                   Franklin New York Intermediate-Term Tax-Free
                                                              Income Fund
                                                             Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities      Delaware Business Trust Franklin Real Estate Securities Fund
Trust
Franklin Strategic Mortgage          Delaware Business Trust
Portfolio
Franklin Strategic Series            Delaware Business Trust Franklin California Growth Fund
                                                             Franklin Strategic Income Fund
                                                             Franklin MidCap Growth Fund
                                                             Franklin Global Utilities Fund
                                                             Franklin Small Cap Growth Fund
                                                             Franklin Global Health Care Fund
                                                             Franklin Natural Resources Fund
                                                             Franklin Blue Chip Fund
                                                             Franklin Biotechnology Discovery Fund

Franklin Tax-Exempt Money Fund       California Corporation

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INVESTMENT COMPANY                   ORGANIZATION            SERIES---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------

Franklin Tax-Free Trust              Massachusetts Business  Franklin Massachusetts Insured Tax-Free Income
                                     Trust                   Fund
                                                             Franklin Michigan Insured Tax-Free Income Fund
                                                             Franklin Minnesota Insured Tax-Free Income Fund
                                                             Franklin Insured Tax-Free Income Fund
                                                             Franklin Ohio Insured Tax-Free Income Fund
                                                             Franklin Puerto Rico Tax-Free Income Fund
                                                             Franklin Arizona Tax-Free Income Fund
                                                             Franklin Colorado Tax-Free Income Fund
                                                             Franklin Georgia Tax-Free Income Fund
                                                             Franklin Pennsylvania Tax-Free Income Fund
                                                             Franklin High Yield Tax-Free Income Fund
                                                             Franklin Missouri Tax-Free Income Fund
                                                             Franklin Oregon Tax-Free Income Fund
                                                             Franklin Texas Tax-Free Income Fund
                                                             Franklin Virginia Tax-Free Income Fund
                                                             Franklin Alabama Tax-Free Income Fund
                                                             Franklin Florida Tax-Free Income Fund
                                                             Franklin Connecticut Tax-Free Income Fund
                                                             Franklin Indiana Tax-Free Income Fund
                                                             Franklin Louisiana Tax-Free Income Fund
                                                             Franklin Maryland Tax-Free Income Fund
                                                             Franklin North Carolina Tax-Free Income Fund
                                                             Franklin New Jersey Tax-Free Income Fund
                                                             Franklin Kentucky Tax-Free Income Fund
                                                             Franklin Federal Intermediate-Term Tax-Free
                                                             Income Fund
                                                             Franklin Arizona Insured Tax-Free Income Fund
                                                             Franklin Florida Insured Tax-Free Income fund
                                                             Franklin Michigan Tax-Free Income Fund

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INVESTMENT COMPANY                   ORGANIZATION            SERIES ---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------

Franklin Templeton Fund Allocator    Delaware Business Trust Franklin Templeton Conservative Target Fund
Series                                                       Franklin Templeton Moderate Target Fund
                                                             Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust      Delaware Business Trust Franklin Templeton German Government Bond Fund
                                                             Franklin Templeton Global Currency Fund
                                                             Franklin Templeton Hard Currency Fund
                                                             Franklin Templeton High Income Currency Fund

Franklin Templeton International     Delaware Business Trust Templeton Pacific Growth Fund
Trust                                                        Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust  Delaware Business Trust Franklin Templeton Money Fund II

Franklin Value Investors Trust       Massachusetts Business  Franklin Balance Sheet Investment Fund
                                     Trust                   Franklin MicroCap Value Fund
                                                             Franklin Value Fund

Franklin Valuemark Funds             Massachusetts Business  Money Market Fund
                                     Trust                   Growth and Income Fund
                                                             Natural Resources Securities Fund
                                                             Real Estate Securities Fund
                                                             Utility Equity Fund
                                                             High Income Fund
                                                             Templeton Global Income Securities Fund
                                                             Income Securities Fund
                                                             U.S. Government Securities Fund
                                                             Zero Coupon Fund - 2000
                                                             Zero Coupon Fund - 2005
                                                             Zero Coupon Fund - 2010
                                                             Rising Dividends Fund
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INVESTMENT COMPANY                   ORGANIZATION            SERIES ---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------
Franklin Valuemark Funds             Massachusetts Business  Templeton Pacific Growth Fund
                                     Trust                   Templeton International Equity Fund
                                                             Templeton Developing Markets Equity Fund
                                                             Templeton Global Growth Fund
                                                             Templeton Global Asset Allocation Fund
                                                             Small Cap Fund
                                                             Capital Growth Fund
                                                             Templeton International Smaller Companies Fund

Institutional Fiduciary Trust        Massachusetts Business  Money Market Portfolio
                                     Trust                   Franklin U.S. Government Securities Money
                                                             Market Portfolio
                                                             Franklin U.S. Treasury Money Market Portfolio
                                                             Franklin Institutional Adjustable U.S.
                                                             Government Securities Fund
                                                             Franklin Institutional Adjustable Rate Securities Fund
                                                             Franklin U.S. Government Agency Money Market Fund
                                                             Franklin Cash Reserves Fund

The Money Market Portfolios          Delaware Business Trust The Money Market Portfolio
                                                             The U.S. Government Securities Money Market Portfolio

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INVESTMENT COMPANY                   ORGANIZATION                       SERIES---(IF APPLICABLE)
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CLOSED END FUNDS:

Franklin Multi-Income Trust          Massachusetts Business
                                     Trust

Franklin Principal Maturity Trust    Massachusetts Business
                                     Trust

Franklin Universal Trust             Massachusetts Business
                                     Trust

Franklin Floating Rate Trust         Delaware Business Trust